Guinness Atkinson Funds

Guinness Atkinson Global Innovators Fund

Investor Class – (IWIRX)

Institutional Class – (GINNX)

Supplement dated February 28, 2025, to the currently effective

Prospectus.

At a meeting held on February 24, 2025, the Board of Trustees of the Guinness Atkinson Funds approved the reduction of the asset level of the management fee breakpoints for the Guinness Atkinson Global Innovators Fund.

Effective February 24, 2025, footnote (2) to the “Effective Advisory Fee Rate Paid During 2023” table on page 68 of the Prospectus is replaced with the following:

(2) The Adviser charges the Fund the following breakpoint fee schedule as a percentage 0.75% for the first $250 million; and 0.50% on assets in excess of $250 million.

Please file this Supplement with your records.